EXHIBIT C


CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                         PERIOD ENDING OCTOBER 31, 2001


The information which is required to be prepared with respect to the Payment Date of November 20, 2001, and with respect to the performance of the Trust during the period of October 1, 2001 through October 31, 2001 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.


I.  Information regarding the current monthly principal distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

         1.   The amount of distribution in respect to principal payment to the Class A Noteholder           $            --
                                                                                                             -----------------

         2.   The amount of distribution in respect to principal payment to the Class B Noteholder           $            --
                                                                                                             -----------------

         3.   The amount of distribution in respect to principal payment to the Class C Noteholder           $            --
                                                                                                             -----------------

         4.   The amount of distribution in respect to principal payment to the Class D Noteholder           $            --
                                                                                                             -----------------

II.  Information regarding the current monthly interest distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1.   The amount of distribution in respect to the Class A Monthly Interest                          $         2.12063
                                                                                                             -----------------

         2.   The amount of distribution in respect to the Class B Monthly Interest                          $         2.42674
                                                                                                             -----------------

         3.   The amount of distribution in respect to the Class C Monthly Interest                          $         2.99063
                                                                                                             -----------------

         4.   The amount of distribution in respect to the Class D Monthly Interest                          $         4.40035
                                                                                                             -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1.   The total amount of distribution in respect to the Class A Noteholder                          $         2.12063
                                                                                                             -----------------

         2.   The total amount of distribution in respect to the Class B Noteholder                          $         2.42674
                                                                                                             -----------------

         3.   The total amount of distribution in respect to the Class C Noteholder                          $         2.99063
                                                                                                             -----------------

         4.   The total amount of distribution in respect to the Class D Noteholder                          $         4.40035
                                                                                                             -----------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

         1.   The aggregate amount of such Collections with respect to Principal Receivables for
              the Monthly Period preceding such Payment Date                                                 $  371,215,928.10
                                                                                                             -----------------

         2.   The aggregate amount of such Collections with respect to Finance Charge and
              Administrative Receivables for the Monthly Period preceding such Payment Date                  $   46,007,618.86
                                                                                                             -----------------

         3.   Recoveries for the preceding Monthly Period                                                    $      757,465.03
                                                                                                             -----------------

         4.   The Defaulted Amount for the preceding Monthly Period                                          $   14,793,309.52
                                                                                                             -----------------

         5.   The total amount of Principal Receivables in the trust at the beginning of the
              preceding Monthly Period                                                                       $1,896,535,167.21
                                                                                                             ----------------

         6.   The total amount of Principal Receivables in the trust as of the last day of the
              preceding Monthly Period                                                                       $1,900,130,448.78
                                                                                                             -----------------

         7.   The total amount of Finance Charge and Administrative Receivables in the Trust as of
              the last day of the preceding Monthly Period                                                   $   45,532,558.60
                                                                                                             -----------------

         8.   The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
              last day of the preceding Monthly Period                                                       $1,586,818,063.00
                                                                                                             -----------------

         9.   The Transferor Interest as of the last day of the preceding Monthly Period                     $  313,312,385.78
                                                                                                             -----------------

         10.  The Transferor Percentage as of the last day of the preceding Monthly Period                               16.49%
                                                                                                             -----------------

         11.  The Required Transferor Percentage                                                                          7.00%
                                                                                                             -----------------

         12.  The monthly principal payment rate for the preceding Monthly Period                                       19.573%
                                                                                                             -----------------

         13.  The balance in the Excess Funding Account as of the last day of the preceding
              Monthly Period                                                                                 $            --
                                                                                                             -----------------

         14.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                     Percentage        Aggregate
                                                                      of Total          Account
                                                                     Receivables        Balance

                     (a) Delinquent between 30 days and 59 days           1.953%   $ 37,996,648.42
                     (b) Delinquent between 60 days and 89 days           1.352%   $ 26,297,867.39
                     (c) Delinquent between 90 days and 119 days          1.186%   $ 23,076,116.40
                     (d) Delinquent between 120 days and 149 days         0.951%   $ 18,497,191.69
                     (e) Delinquent between 150 days and 179 days         0.858%   $ 16,693,937.98
                     (f) Delinquent 180 days or greater                   0.017%   $    321,219.13
                                                                     -----------   ---------------
                     (e) Aggregate                                        6.316%   $122,882,981.01
                                                                     ===========   ===============


V. Information regarding Series 2000-B

         1.   The amount of Principal Receivables in the Trust represented by the Invested Amount
              of Series 2000-B as of the last day of the related Monthly Period                              $  600,000,000.00
                                                                                                             -----------------

         2.   The amount of Principal Receivables in the Trust represented by the Adjusted Invested
              Amount of Series 2000-B on the last day of the related Monthly Period                          $  600,000,000.00
                                                                                                             -----------------

                                                                                                  NOTE
                                                                                                 FACTORS
         3.   The amount of Principal Receivables in the Trust represented by the Class A Note
              Principal Balance on the last day of the related Monthly Period                     1.0000     $  480,000,000.00
                                                                                                             -----------------

         4.   The amount of Principal Receivables in the Trust represented by the Class B Note
              Principal Balance on the last day of the related Monthly Period                     1.0000     $   57,000,000.00
                                                                                                             -----------------

         5.   The amount of Principal Receivables in the Trust represented by the Class C Note
              Principal Balance on the last day of the related Monthly Period                     1.0000     $   42,000,000.00
                                                                                                             -----------------

         6.   The amount of Principal Receivables in the trust represented by the Class D Note
              Principal Balance on the last day of the related Monthly Period                     1.0000     $   21,000,000.00
                                                                                                             -----------------

         7.   The Floating Investor Percentage with respect to the period:

              October 1, 2001 through October 22, 2001                                                                 31.6366%
                                                                                                             -----------------
              October 23, 2001 through October 31, 2001                                                                31.6731%
                                                                                                             -----------------

         8.   The Fixed Investor Percentage with respect to the period:

              October 1, 2001 through October 22, 2001                                                               N/A
                                                                                                             -----------------
              October 23, 2001 through October 31, 2001                                                              N/A
                                                                                                             -----------------

         9.   The amount of Investor Principal Collections applicable to Series 2000-B                       $  117,473,815.33
                                                                                                             -----------------

         10a. The amount of Available Finance Charge Collections on deposit in the Collection Account
              on the related Payment Date                                                                    $   12,173,078.80
                                                                                                             -----------------

         10b. The amount of Available Finance Charge Collections not on deposit in the Collection
              Account on the related Payment Date pursuant to Section 8.04(a) of the Master Indenture        $    2,412,771.75
                                                                                                             -----------------

         11.  The Investor Default Amount for the related Monthly Period                                     $    4,681,669.66
                                                                                                             -----------------

         12.  The Monthly Servicing Fee for the related Monthly Period                                       $    1,000,000.00
                                                                                                             -----------------

         13.  Trust yields for the related Monthly Period

                  a.  The cash yield for the related Monthly Period                                                      29.17%
                                                                                                             -----------------

                  b.  The default rate for the related Monthly Period                                                     9.36%
                                                                                                             -----------------

                  c.  The Net Portfolio Yield for the related Monthly Period                                             19.81%
                                                                                                             -----------------

                  d.  The Base Rate for the related Monthly Period                                                        4.75%
                                                                                                             -----------------

                  e.  The Excess Spread Percentage for the related Monthly Period                                        15.06%
                                                                                                             -----------------

                  f.  The Quarterly Excess Spread Percentage for the related Monthly Period                              12.70%
                                                                                                             -----------------

                           i) Excess Spread Percentage related to   Oct-01                                               15.06%
                                                                                                             -----------------

                           ii) Excess Spread Percentage related to  Sep-01                                               10.00%
                                                                                                             -----------------

                           iii) Excess Spread Percentage related to Aug-01                                               13.03%
                                                                                                             -----------------

         14.  Floating Rate Determinations:

              LIBOR for the Interest Period from October 22 through and including November 19,
              2001                                                                                                     2.46250%
                                                                                                             -----------------

         15.  Principal Funding Account

                  a.  The amount on deposit in the Principal Funding Account on the related
                      Payment Date (after taking into consideration deposits and withdraws for
                      the related Payment Date)                                                              $            --
                                                                                                             -----------------

                  b.  The Accumulation Shortfall with respect to the related Monthly Period                  $            --
                                                                                                             -----------------

                  c.  The Principal Funding Investment Proceeds deposited in the Collection
                      Account to be treated as Available Finance Charge Collections                          $            --
                                                                                                             -----------------

         16.  Reserve Account

                  a.  The amount on deposit in the Reserve Account on the related Payment
                      Date (after taking into consideration deposits and withdraws for the
                      related Payment Date)                                                                  $            --
                                                                                                             -----------------

                  b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                      Collections                                                                            $            --
                                                                                                             -----------------

                  c.  Interest earnings on the Reserve Account deposited into the Collection
                      Account to be treated as Available Finance Charge Collections                          $            --
                                                                                                             -----------------

         17.  Cash Collateral Account

                  a.  The Required Cash Collateral Account Amount on the related Payment Date                $   10,500,000.00
                                                                                                             -----------------

                  b.  The Available Cash Collateral Account Amount on the related Payment Date               $   10,500,000.00
                                                                                                             -----------------

         18.  Investor Charge-Offs

                  a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period            $            --
                                                                                                             -----------------

                  b.  The aggregate amount of Investor Charge-Offs reimbursed
                      on the Payment Date                                                                    $            --
                                                                                                             -----------------

         19.  The Monthly Principal Reallocation Amount for the related Monthly Period                       $            --
                                                                                                             -----------------


                      Advanta Bank Corp.
                      as Servicer

                      By:     /s/ KIRK WEILER
                      Name:   Kirk S. Weiler
                      Title:  Vice President Finance/Treasurer

EXHIBIT C


CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                         PERIOD ENDING OCTOBER 31, 2001


The information which is required to be prepared with respect to the Payment Date of November 20, 2001, and with respect to the performance of the Trust during the period of October 1, 2001 through October 31, 2001 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.


I.   Information regarding the current monthly principal distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1.   The amount of distribution in respect to principal payment to the Class A Noteholder           $            --
                                                                                                             -----------------

         2.   The amount of distribution in respect to principal payment to the Class B Noteholder           $            --
                                                                                                             -----------------

         3.   The amount of distribution in respect to principal payment to the Class C Noteholder           $            --
                                                                                                             -----------------

         4.   The amount of distribution in respect to principal payment to the Class D Noteholder           $            --
                                                                                                             -----------------

II.  Information regarding the current monthly interest distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1.   The amount of distribution in respect to the Class A Monthly Interest                          $         2.18507
                                                                                                             -----------------

         2.   The amount of distribution in respect to the Class B Monthly Interest                          $         2.54757
                                                                                                             -----------------

         3.   The amount of distribution in respect to the Class C Monthly Interest                          $         3.15174
                                                                                                             -----------------

         4.   The amount of distribution in respect to the Class D Monthly Interest                          $         5.20590
                                                                                                             -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1.   The total amount of distribution in respect to the Class A Noteholder                          $         2.18507
                                                                                                             -----------------

         2.   The total amount of distribution in respect to the Class B Noteholder                          $         2.54757
                                                                                                             -----------------

         3.   The total amount of distribution in respect to the Class C Noteholder                          $         3.15174
                                                                                                             -----------------

         4.   The total amount of distribution in respect to the Class D Noteholder                          $         5.20590
                                                                                                             -----------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

         1.   The aggregate amount of such Collections with respect to Principal Receivables for the
              Monthly Period preceding such Payment Date                                                     $  371,215,928.10
                                                                                                             -----------------

         2.   The aggregate amount of such Collections with respect to Finance Charge and
              Administrative Receivables for the Monthly Period preceding such Payment Date                  $   46,007,618.86
                                                                                                             -----------------

         3.   Recoveries for the preceding Monthly Period                                                    $      757,465.03
                                                                                                             -----------------

         4.   The Defaulted Amount for the preceding Monthly Period                                          $   14,793,309.52
                                                                                                             -----------------

         5.   The total amount of Principal Receivables in the trust at the beginning of the
              preceding Monthly Period                                                                       $1,896,535,167.21
                                                                                                             -----------------

         6.   The total amount of Principal Receivables in the trust as of the last day of the
              preceding Monthly Period                                                                       $1,900,130,448.78
                                                                                                             -----------------

         7.   The total amount of Finance Charge and Administrative Receivables in the Trust as of
              the last day of the preceding Monthly Period                                                   $   45,532,558.60
                                                                                                             -----------------

         8.   The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
              last day of the preceding Monthly Period                                                       $1,586,818,063.00
                                                                                                             -----------------

         9.   The Transferor Interest as of the last day of the preceding Monthly Period                     $  313,312,385.78
                                                                                                             -----------------

         10.  The Transferor Percentage as of the last day of the preceding Monthly Period                               16.49%
                                                                                                             -----------------

         11.  The Required Transferor Percentage                                                                          7.00%
                                                                                                             -----------------

         12.  The monthly principal payment rate for the preceding Monthly Period                                       19.573%
                                                                                                             -----------------

         13.  The balance in the Excess Funding Account as of the last day of the preceding Monthly
              Period                                                                                         $            --
                                                                                                             -----------------

         14. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                       Percentage       Aggregate
                                                                        of Total         Account
                                                                      Receivables        Balance
                      (a) Delinquent between 30 days and 59 days           1.953%    $ 37,996,648.42
                      (b) Delinquent between 60 days and 89 days           1.352%    $ 26,297,867.39
                      (c) Delinquent between 90 days and 119 days          1.186%    $ 23,076,116.40
                      (d) Delinquent between 120 days and 149 days         0.951%    $ 18,497,191.69
                      (e) Delinquent between 150 days and 179 days         0.858%    $ 16,693,937.98
                      (f) Delinquent 180 days or greater                   0.017%    $    321,219.13
                                                                      -----------    ---------------
                      (e) Aggregate                                        6.316%    $122,882,981.01
                                                                      ===========    ===============

V.  Information regarding Series 2000-C

         1.   The amount of Principal Receivables in the Trust  represented by the Invested Amount of
              Series 2000-C as of the last day of the related Monthly Period                                 $  400,000,000.00
                                                                                                             -----------------

         2.   The amount of Principal Receivables in the Trust represented by the Adjusted Invested
              Amount of Series 2000-C on the last day of the related Monthly Period                          $  400,000,000.00
                                                                                                             -----------------

                                                                                                   NOTE
                                                                                                  FACTORS
         3.   The amount of Principal Receivables in the Trust represented by the Class A Note
              Principal Balance on the last day of the related Monthly Period                     1.0000     $  320,000,000.00
                                                                                                             -----------------

         4.   The amount of Principal Receivables in the Trust represented by the Class B Note
              Principal Balance on the last day of the related Monthly Period                     1.0000     $   38,000,000.00
                                                                                                             -----------------

         5.   The amount of Principal Receivables in the Trust represented by the Class C Note
              Principal Balance on the last day of the related Monthly Period                     1.0000     $   28,000,000.00
                                                                                                             -----------------

         6.   The amount of Principal Receivables in the trust represented by the Class D Note
              Principal Balance on the last day of the related Monthly Period                     1.0000     $   14,000,000.00
                                                                                                             -----------------

         7.   The Floating Investor Percentage with respect to the period:

              October 1, 2001 through October 22, 2001                                                                 21.0911%
                                                                                                             -----------------
              October 23, 2001 through October 31, 2001                                                                21.1154%
                                                                                                             -----------------

         8.   The Fixed Investor Percentage with respect to the period:

              October 1, 2001 through October 22, 2001                                                              N/A
                                                                                                             -----------------
              October 23, 2001 through October 31, 2001                                                             N/A
                                                                                                             -----------------

         9.   The amount of Investor Principal Collections applicable to Series 2000-C                       $   78,315,969.83
                                                                                                             -----------------

         10a. The amount of Available Finance Charge Collections on deposit in the Collection Account
              on the related Payment Date                                                                    $    8,115,395.64
                                                                                                             -----------------

         10b. The amount of Available Finance Charge Collections not on deposit in the Collection
              Account on the related Payment Date pursuant to Section 8.04(a) of the Master Indenture        $    1,608,516.27
                                                                                                             -----------------

         11.  The Investor Default Amount for the related Monthly Period                                     $    3,121,116.61
                                                                                                             -----------------

         12.  The Monthly Servicing Fee for the related Monthly Period                                       $      666,666.67
                                                                                                             -----------------

         13.  Trust yields for the related Monthly Period

                  a. The cash yield for the related Monthly Period                                                       29.17%
                                                                                                             -----------------

                  b. The default rate for the related Monthly Period                                                      9.36%
                                                                                                             -----------------

                  c. The Net Portfolio Yield for the related Monthly Period                                              19.81%
                                                                                                             -----------------

                  d.  The Base Rate for the related Monthly Period                                                        4.87%
                                                                                                             -----------------

                  e.  The Excess Spread Percentage for the related Monthly Period                                        14.94%
                                                                                                             -----------------

                  f.  The Quarterly Excess Spread Percentage for the related Monthly Period                              12.57%
                                                                                                             -----------------

                           i) Excess Spread Percentage related to    Oct-01                                              14.94%
                                                                                                             -----------------

                           ii) Excess Spread Percentage related to   Sep-01                                               9.87%
                                                                                                             -----------------

                           iii) Excess Spread Percentage related to  Aug-01                                              12.89%
                                                                                                             -----------------

         14.  Floating Rate Determinations:

              LIBOR for the Interest Period from October 22 through and including November 19, 2001                    2.46250%
                                                                                                             -----------------

         15.  Principal Funding Account

                  a.  The amount on deposit in the Principal Funding Account on the related Payment
                      Date (after taking into consideration deposits and withdraws for the related
                      Payment Date)                                                                          $            --
                                                                                                             -----------------

                  b.  The Accumulation Shortfall with respect to the related Monthly Period                  $            --
                                                                                                             -----------------

                  c.  The Principal Funding Investment Proceeds deposited in the Collection Account
                      to be treated as Available Finance Charge Collections                                  $            --
                                                                                                             -----------------

         16.  Reserve Account

                  a.  The amount on deposit in the Reserve Account on the related Payment Date
                      (after taking into consideration deposits and withdraws for the related
                      Payment Date)                                                                          $            --
                                                                                                             -----------------

                  b.  The Reserve Draw Amount for the related Monthly Period deposited into the
                      Collection Account to be treated as Available Finance Charge Collections               $            --
                                                                                                             -----------------

                  c.  Interest earnings on the Reserve Account deposited into the Collection
                      Account to be treated as Available Finance Charge Collections                          $            --
                                                                                                             -----------------

         17.  Cash Collateral Account

                  a.  The Required Cash Collateral Account Amount on the related Payment Date                $    7,000,000.00
                                                                                                             -----------------

                  b.  The Available Cash Collateral Account Amount on the related Payment Date               $    7,000,000.00
                                                                                                             -----------------

         18.  Investor Charge-Offs

                  a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period            $            --
                                                                                                             -----------------

                  b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date            $            --
                                                                                                             -----------------

         19.  The Monthly Principal Reallocation Amount for the related Monthly Period                       $            --
                                                                                                             -----------------


                      Advanta Bank Corp.
                      as Servicer

                      By:     /s/ KIRK WEILER
                      Name:   Kirk S. Weiler
                      Title:  Vice President Finance/Treasurer

EXHIBIT C


CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                         PERIOD ENDING OCTOBER 31, 2001


The information which is required to be prepared with respect to the Payment Date of November 20, 2001, and with respect to the performance of the Trust during the period of October 1, 2001 through October 31, 2001 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.


I.   Information regarding the current monthly principal distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1.   The amount of distribution in respect to principal payment to the Class A Noteholder           $            --
                                                                                                             -----------------

         2.   The amount of distribution in respect to principal payment to the Class B Noteholder           $            --
                                                                                                             -----------------

         3.   The amount of distribution in respect to principal payment to the Class C Noteholder           $            --
                                                                                                             -----------------

         4.   The amount of distribution in respect to principal payment to the Class D Noteholder           $            --
                                                                                                             -----------------

II.  Information regarding the current monthly interest distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1.   The amount of distribution in respect to the Class A Monthly Interest                          $         2.22535
                                                                                                             -----------------

         2.   The amount of distribution in respect to the Class B Monthly Interest                          $         2.66840
                                                                                                             -----------------

         3.   The amount of distribution in respect to the Class C Monthly Interest                          $         3.23229
                                                                                                             -----------------

         4.   The amount of distribution in respect to the Class D Monthly Interest                          $         6.01146
                                                                                                             -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1.   The total amount of distribution in respect to the Class A Noteholder                          $         2.22535
                                                                                                             -----------------

         2.   The total amount of distribution in respect to the Class B Noteholder                          $         2.66840
                                                                                                             -----------------

         3.   The total amount of distribution in respect to the Class C Noteholder                          $         3.23229
                                                                                                             -----------------

         4.   The total amount of distribution in respect to the Class D Noteholder                          $         6.01146
                                                                                                             -----------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

         1.   The aggregate amount of such Collections with respect to Principal Receivables for the
              Monthly Period preceding such Payment Date                                                     $  371,215,928.10
                                                                                                             -----------------

         2.   The aggregate amount of such Collections with respect to Finance Charge and
              Administrative Receivables for the Monthly Period preceding such Payment Date                  $   46,007,618.86
                                                                                                             -----------------

         3.   Recoveries for the preceding Monthly Period                                                    $      757,465.03
                                                                                                             -----------------

         4.   The Defaulted Amount for the preceding Monthly Period                                          $   14,793,309.52
                                                                                                             -----------------

         5.   The total amount of Principal Receivables in the trust at the beginning of the
              preceding Monthly Period                                                                       $1,896,535,167.21
                                                                                                             -----------------

         6.   The total amount of Principal Receivables in the trust as of the last day of the
              preceding Monthly Period                                                                       $1,900,130,448.78
                                                                                                             -----------------

         7.   The total amount of Finance Charge and Administrative Receivables in the Trust as of
              the last day of the preceding Monthly Period                                                   $   45,532,558.60
                                                                                                             -----------------

         8.   The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
              last day of the preceding Monthly Period                                                       $1,586,818,063.00
                                                                                                             -----------------

         9.   The Transferor Interest as of the last day of the preceding Monthly Period                     $  313,312,385.78
                                                                                                             -----------------

         10.  The Transferor Percentage as of the last day of the preceding Monthly Period                               16.49%
                                                                                                             -----------------

         11.  The Required Transferor Percentage                                                                          7.00%
                                                                                                             -----------------

         12.  The monthly principal payment rate for the preceding Monthly Period                                       19.573%
                                                                                                             -----------------

         13.  The balance in the Excess Funding Account as of the last day of the preceding
              Monthly Period                                                                                 $            --
                                                                                                             -----------------

         14.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                      Percentage        Aggregate
                                                                       of Total          Account
                                                                      Receivables        Balance

                     (a) Delinquent between 30 days and 59 days            1.953%    $ 37,996,648.42
                     (b) Delinquent between 60 days and 89 days            1.352%    $ 26,297,867.39
                     (c) Delinquent between 90 days and 119 days           1.186%    $ 23,076,116.40
                     (d) Delinquent between 120 days and 149 days          0.951%    $ 18,497,191.69
                     (e) Delinquent between 150 days and 179 days          0.858%    $ 16,693,937.98
                     (f) Delinquent 180 days or greater                    0.017%    $    321,219.13
                                                                      -----------    ---------------
                     (e) Aggregate                                         6.316%    $122,882,981.01
                                                                      ===========    ===============

V.  Information regarding Series 2001-A

     1.  The amount of Principal Receivables in the Trust represented by the Invested Amount
         of Series 2001-A as of the last day of the related Monthly Period                          $  300,000,000.00
                                                                                                    -----------------

     2.  The amount of Principal Receivables in the Trust represented by the Adjusted
         Invested Amount of Series 2001-A on the last day of the related Monthly Period             $  300,000,000.00
                                                                                                    -----------------

                                                                                           NOTE
                                                                                          FACTORS
     3.  The amount of Principal Receivables in the Trust represented by the Class A
         Note Principal Balance on the last day of the related Monthly Period             1.0000    $  240,000,000.00
                                                                                                    -----------------

     4.  The amount of Principal Receivables in the Trust represented by the Class B
         Note Principal Balance on the last day of the related Monthly Period             1.0000    $   28,500,000.00
                                                                                                    -----------------

     5.  The amount of Principal Receivables in the Trust represented by the Class C
         Note Principal Balance on the last day of the related Monthly Period             1.0000    $   21,000,000.00
                                                                                                    -----------------

     6.  The amount of Principal Receivables in the trust represented by the Class D
         Note Principal Balance on the last day of the related Monthly Period             1.0000    $   10,500,000.00
                                                                                                    -----------------

      7.  The Floating Investor Percentage with respect to the period:

          October 1, 2001 through October 22, 2001                                                             15.8183%
                                                                                                     -----------------
          October 23, 2001 through October 31, 2001                                                            15.8365%
                                                                                                     -----------------

      8.  The Fixed Investor Percentage with respect to the period:

          October 1, 2001 through October 22, 2001                                                          N/A
                                                                                                     -----------------
          October 23, 2001 through October 31, 2001                                                         N/A
                                                                                                     -----------------

      9.  The amount of Investor Principal Collections applicable to Series 2001-A                   $   58,736,861.48
                                                                                                     -----------------

     10a. The amount of Available Finance Charge Collections on deposit in the Collection
          Account on the related Payment Date                                                        $    6,086,534.86
                                                                                                     -----------------

     10b. The amount of Available Finance Charge Collections not on deposit in the Collection
          Account on the related Payment Date pursuant to Section 8.04(a) of the Master
          Indenture                                                                                  $    1,206,384.72
                                                                                                     -----------------

             11.  The Investor Default Amount for the related Monthly Period                                 $    2,340,832.68
                                                                                                             -----------------

             12.  The Monthly Servicing Fee for the related Monthly Period                                   $      500,000.00
                                                                                                             -----------------

             13.  Trust yields for the related Monthly Period

                      a. The cash yield for the related Monthly Period                                                   29.17%
                                                                                                             -----------------

                      b. The default rate for the related Monthly Period                                                  9.36%
                                                                                                             -----------------

                      c. The Net Portfolio Yield for the related Monthly Period                                          19.81%
                                                                                                             -----------------

                      d.  The Base Rate for the related Monthly Period                                                    4.96%
                                                                                                             -----------------

                      e.  The Excess Spread Percentage for the related Monthly Period                                    14.85%
                                                                                                             -----------------

                      f.  The Quarterly Excess Spread Percentage for the related Monthly Period                          12.47%
                                                                                                             -----------------

                               i) Excess Spread Percentage related to     Oct-01                                         14.85%
                                                                                                             -----------------

                               ii) Excess Spread Percentage related to    Sep-01                                          9.76%
                                                                                                             -----------------

                               iii) Excess Spread Percentage related to   Aug-01                                         12.80%
                                                                                                             -----------------

             14.  Floating Rate Determinations:

                  LIBOR for the Interest Period from October 22 through and including November 19, 2001                2.46250%
                                                                                                             -----------------

             15.  Principal Funding Account

                      a.   The amount on deposit in the Principal Funding Account on the related
                           Payment Date (after taking into consideration deposits and withdraws for
                           the related Payment Date)                                                         $            --
                                                                                                             -----------------

                      b.   The Accumulation Shortfall with respect to the related Monthly Period             $            --
                                                                                                             -----------------

                      c.   The Principal Funding Investment Proceeds deposited in the Collection
                           Account to be treated as Available Finance Charge Collections                     $            --
                                                                                                             -----------------

             16.  Reserve Account

                      a.   The amount on deposit in the Reserve Account on the related Payment Date
                           (after taking into consideration deposits and withdraws for the related
                           Payment Date)                                                                     $            --
                                                                                                             -----------------

                      b.   The Reserve Draw Amount for the related Monthly Period deposited into the
                           Collection Account to be treated as Available Finance Charge Collections          $            --
                                                                                                             -----------------

                      c.   Interest earnings on the Reserve Account deposited into the Collection
                           Account to be treated as Available Finance Charge Collections                     $            --
                                                                                                             -----------------

             17.  Cash Collateral Account

                      a.   The Required Cash Collateral Account Amount on the related Payment Date           $    5,250,000.00
                                                                                                             -----------------

                      b.   The Available Cash Collateral Account Amount on the related Payment Date          $    5,250,000.00
                                                                                                             -----------------

             18.  Investor Charge-Offs

                      a.   The aggregate amount of Investor Charge-Offs for the related Monthly Period       $            --
                                                                                                             -----------------

                      b.   The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date       $            --
                                                                                                             -----------------

             19.  The Monthly Principal Reallocation Amount for the related Monthly Period                   $            --
                                                                                                             -----------------


                           Advanta Bank Corp.
                           as Servicer

                           By:      /s/ KIRK WEILER
                           Name:    Kirk S. Weiler
                           Title:   Vice President Finance/Treasurer